SECURITIES PURCHASE AGREEMENT

                                     Between

                        GENERAL DATACOMM INDUSTRIES, INC.

                                       and

                         THE INVESTORS SIGNATORY HERETO

                            Dated as of July 31, 2000


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         SECURITIES PURCHASE AGREEMENT (this "Agreement"),  dated as of July 31,
2000 among General DataComm Industries, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company, the Company's 5% Cumulative Convertible Preferred Stock (the "Preferred Stock") which Preferred Stock is convertible into shares of the Company's common stock, $.10 par value per share (the "Common Stock"), and certain other securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I

                                PURCHASE AND SALE

         1.1      The Closing

                  (a) The Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase 200,000 shares of Preferred Stock (the "Shares") for an aggregate purchase price of $5,000,000. The closing of the purchase and sale of the Preferred Stock (the "Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, or other agreed location on the date hereof. The date of the Closing is hereinafter referred to as the "Closing Date."

                  (b) At the Closing, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser
(1) stock certificates for the Shares representing the number of shares indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser, (2) a Common Stock purchase warrant, in the form of Exhibit A, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page of this Agreement (each, a " Warrant" and collectively the "Warrants"), (3) the legal opinion of Weisman Celler Spett &

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Modlin,  P.C.,  counsel to the Company,  substantially in the form of Exhibit B, and (4) all other documents, instruments and writings required to be delivered at or prior to the Closing by the Company pursuant to this Agreement, including, without limitation, an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit C (the "Registration Rights Agreement"), and the Transfer Agent Instructions, in the form of Exhibit D, delivered to the Company's transfer agent (the "Transfer Agent Instructions") and (B) each Purchaser shall deliver to the Company (1) the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated for such purpose in writing by the Company, and (2) all documents, instruments and writings required to have been delivered at or prior to the Closing by such Purchaser pursuant to this Agreement, including, without limitation, an executed Registration Rights Agreement.

                  1.2 Terms of Preferred Stock. The Preferred Stock shall have the rights, preferences and privileges set forth in Exhibit E, and shall be incorporated into a Certificate of The Powers, Designation, Preferences, Rights And Limitations (the "Certificate of Designation") which shall be filed on or prior to the Closing Date with the Secretary of State of Delaware, in form and substance mutually agreed to by the parties.

                  1.3 Certain Defined Terms. For purposes of this Agreement, "Trading Day" shall have the meaning set forth in Exhibit E and "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of Connecticut generally are authorized or required by law or other governmental action to close. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  2.1 Representations and Warranties of the Company The Company hereby makes the following representations and warranties to the
Purchasers:

                   (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in
Schedule 2.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified

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to do  business  and is in  good  standing  as a  foreign  corporation  in  each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Certificate of Designation, the Transfer Agent Instructions or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect"). Wherever the term Material Adverse Effect is used it shall mean a Material Adverse Effect affecting the Company and its Subsidiaries, taken as a whole.

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered or filed, as the case may be, in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter or organizational documents.

                  (c) Capitalization The number of authorized, issued and outstanding capital stock of the Company as of July 20, 2000 is set forth in
Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns directly or indirectly all of the capital stock and membership units of each Subsidiary. No securities of the Company are entitled to preemptive or similar rights, nor is any holder of securities of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Securities, and except as disclosed in Schedule 2.1(c) and the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to the Common Stock, or rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Reports (as defined below) or Schedule 2.1(c) or as contemplated by the Transaction Documents, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or has the right to

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acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock.

                   (d) Issuance of the Securities The Securities are duly authorized and, when issued and paid for in accordance with the terms hereof and thereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances (other than as set forth in Article III) and rights of first refusal of any kind (collectively, "Liens"). The Company has reserved a number of duly authorized shares of Common Stock for issuance hereunder upon conversion of the Preferred Stock and exercise of the Warrants that equals the sum of the Maximum Issuable Shares as defined in Section 3.5, to be issued (i) on conversion of the Preferred Stock; (ii) the 200,000 shares of Common Stock issuable upon exercise in full of the Warrants and (iii) payment of Common Stock and not cash dividends on all quarterly dividends on the Shares. The shares of Common Stock issuable upon conversion of and upon payment of dividends on the Shares and exercise of the Warrants are collectively referred to herein as the "Underlying Shares." The Shares, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities."

                  (e) No Conflicts The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and subject to applicable Delaware Law will not (i) conflict with or violate any provision of the Company's or any Subsidiary's articles or certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or
(ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), as would not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, would not reasonably be expected to have or result in a Material Adverse Effect.

                  (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Sections
1.2 and 3.7, (ii) the filing with the  Securities and Exchange  Commission

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(the  "Commission")  of a registration  statement  meeting the  requirements set forth in the Registration Rights Agreement and covering the resale of the Shares and the Underlying Shares by the Purchasers (the "Underlying Shares Registration Statement"), (iii) the application(s) to the New York Stock Exchange ("NYSE") for the maximum permitted listing of the Underlying Shares for trading on the NYSE in the time and manner required thereby, (iv) applicable Blue Sky filings,
(v) the consent of Foothill Capital Corporation lending group or successor thereto if shares of Preferred Stock are redeemed or dividends are paid thereon in cash, and (vi) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or
registration  would  not,   reasonably  be  expected  to,  have  or  result  in,
individually or in the aggregate, a Material Adverse Effect (the items described in clauses (i)-(v) are collectively, the "Required Approvals").

                   (g) Litigation; Proceedings. Except as specified in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived except as set forth in Schedule 2.1(h) which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument for borrowed money to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as would not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (i)   Private   Offering   Assuming   the   accuracy   of  the
representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby, are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (j) SEC Reports; Financial Statements The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act for the two years

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preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject which were required under the Securities Act, the Exchange Act or the rules or regulations promulgated thereunder to have been filed with the Commission have been filed as exhibits to the SEC Reports. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP"), during the periods involved except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Since March 31, 2000, except as specifically disclosed in the SEC Reports (a) there has been no event, occurrence or development that has or that would reasonably be expected to, result in a
Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (w) ongoing discussions from time to time with its secured lenders for additional financing, (x) liabilities incurred in
the  ordinary  course  of  business   consistent  with  past  practice  and  (y)
liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors, and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than grant of stock purchase options and stock options or dividends payable pursuant to currently outstanding shares of the Company's preferred stock) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

                  (k) Investment Company. The Company is not and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

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                  (l) Certain Fees No fees or commissions will be payable by the
Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person, with respect to the transactions contemplated by this Agreement except reimbursement of expenses to RAM Capital Resources L.L.C. . The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any other Persons claiming to act on the Company's behalf, for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement except RAM Capital Resources L.L.C. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any claimed or existing fees of such Persons claiming to act on the Company's behalf, as such fees and expenses are incurred.

                  (m) Solicitation Materials. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (n) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale under Form S-3 registration statement promulgated under the Securities Act.

                  (o) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from the NYSE or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                    (p) Registration Rights; Rights of Participation. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

                  (q) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where failure to possess such permits would not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect (the "Material Permits") and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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                                    (r)      Absence  of  Certain  Proceedings.
Except as described in the SEC Reports, (i) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (ii) the Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement); and (iii) there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

                  (s) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material non-public information except for the offering of the Securities hereunder. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         The Purchasers acknowledge and agree that the Company has not made any other representations and warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.1.

         2.2      Representations  and Warranties of the Purchasers.
Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to

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such  Purchaser's  right,  subject to the  provisions of this  Agreement and the
Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable federal, foreign and state securities laws or under an exemption from such registration. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any set amount of time except as above provided if registered or sold pursuant to applicable exemption from registration.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and at each exercise date under the Warrants and/or conversion of the Shares, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                   (e) Ability of Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (h) Reliance. Such Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                  (i) Certain Fees. Except for certain fees payable by Purchasers to RAM Capital Resources L.L.C., no fees or commissions will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person, with respect to the transactions contemplated by this Agreement. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons claiming to act on the Purchasers' behalf, for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. Such Purchaser shall indemnify and hold harmless the Company, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees of such Persons claiming to act on such Purchaser's behalf, as such fees and expenses are incurred.

The Company acknowledges and agrees that no Purchaser makes or has made any other representations and warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                   ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions. (a) Purchasers acknowledge and agree that the Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act or applicable foreign and state laws. Notwithstanding the foregoing, the Company, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). As a condition of transfer, the Purchasers shall deliver a certificate of compliance and, if requested, legal opinion satisfactory to Company to such transfer and any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

                  NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES (ARE EXERCISABLE) (OR CONVERTIBLE) HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                    The Underlying Shares shall not contain the legend set forth above nor any other legend, if the conversion of Shares and exercise of Warrants or other issuance of Underlying Shares as contemplated hereby, by the Certificate of Designation or the Warrants occurs at any time while an Underlying Shares Registration Statement with respect to such Securities is effective under the Securities Act, (and the Company has not notified the Purchasers that the Underlying Shares Registration Statement is not accurate in all material respects, which notification has not been subsequently rescinded), or, in the event there is not such an effective Underlying Shares Registration Statement, at such time, if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the day that the Underlying
Shares Registration Statement is declared effective by the Commission (the "Effective Date"). The Company agrees that if any Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within five (5) Business Days after request therefor by a Purchaser and the surrender by such Purchaser of the certificate representing the applicable Underlying Shares, cause its transfer agent to provide such Purchaser with a certificate or certificates representing such Underlying Shares or issuance thereof in book entry form, free from such legend at such time as such legend is no longer required under this Section 3.1(b). The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of Underlying Shares upon conversion of the Preferred Stock and upon exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon conversion of the Preferred Stock and upon exercise of the Warrants pursuant to the terms thereof is unconditional and absolute regardless of the effect of any such dilution except as otherwise limited by law or the NYSE.

         3.3 Furnishing of Information. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. So long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act, such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in Section 3.1. Upon the request of any such Person, the Company shall deliver to such Person a written copy of its recent SEC filing disclosing such compliance or certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the NYSE.

         3.5 Reservation and Listing of Underlying Shares. (a) The Company shall
(i) within three (3) Business Days following the Closing Date in the manner required by the NYSE, prepare and file with the NYSE an additional shares listing application covering 19.9999% of its outstanding Common Stock as of July 20, 2000 for Underlying Shares of Common Stock (the "Maximum Issuable Shares"),
(ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the NYSE as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the Company shall have obtained stockholder approval referred to in Section (D)(10)(c) of the Certificate of Designation, it will, within two (2) Business Days after obtaining such stockholder approval, file with the NYSE a listing application covering such additional approved Underlying Shares.

                  (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon conversion of and payment of dividends upon the Shares and upon exercise in full of the Warrants in accordance with the Preferred Stock and Warrants, in such amount as may be required to fulfill its obligations in full under the Certificate of Designation and Warrants, subject to Section
(D)(10)(c) of the Certificate of Designation which reserve shall equal no less than the Maximum Issuable Shares.

         3.6 Conversion and Exercise Procedures. The Transfer Agent Instructions and Form of Election to Purchase under the Warrants and conversion procedures set forth in the Certificate of Designation set forth the totality of the procedures with respect to the exercise of the Warrants and conversion of the Shares, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to exercise the Warrants and convert the Shares.

         3.7 Certain Securities Laws Disclosures;  Publicity. The Company shall:
(i) as soon as  practicable  on or after the Closing Date, but no later than one
(1) week unless the Company chooses to combine such press release with its earnings release on August 3, 2000, issue a press release reasonably acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K or Form 10-Q (as applicable) disclosing the transactions contemplated hereby within ten (10) Business Days after the Closing Date, and (iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof and use good faith efforts to provide the Purchasers with a copy thereof no less than one (1) Business Day prior to filing any such Form D. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby and neither party shall issue any such press release pertaining to the transactions contemplated hereby without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law and such consent can not reasonably be expected to be received prior to the time required to complete such filing or make such statement in accordance with such applicable law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of a Purchaser, or include the name of a Purchaser in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of such Purchaser, except to the extent such disclosure is required by law, in which case the Company shall provide such Purchaser with prior notice of such disclosure.

         3.8 Use of Proceeds The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes.

         3. 9     Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser and its officers, directors, partners, controlling persons (if any), employees and agents from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any breach by the Company of any of the representations and warranties made by the Company in this Agreement or any other Transaction Document, or the failure of the Company to fully and timely perform all covenants to be performed by it under this Agreement or any other Transaction Document, other than by reason of the Purchaser's gross negligence or willful misconduct.

                  (b) Indemnification by the Purchasers. Each Purchaser shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Company and its officers, directors, partners, controlling persons (if any), employees and agents from and against any and all Losses, as incurred, arising out of or relating to any breach by such Purchaser of any of the representations and warranties made by such Purchaser in this Agreement or any other Transaction Document, or the failure of such Purchaser to fully and timely perform all covenants to be performed by it under this Agreement or any other Transaction Document, other than by reason of the Company's gross negligence or willful misconduct.

         3.10 Certain Trading Limitations. Each Purchaser agrees that until the expiration of the Closing Warrants by redemption, exercise in full or otherwise, it will not enter into Short Sales (as hereinafter defined) in excess of the amount permitted by this Section. For purposes of this Section 3.10, a "Short Sale" by a Purchaser shall mean a sale of shares of Common Stock marked as a "short sale" at a time when there is no equivalent offsetting long position in the Common Stock then held by such Purchaser. For purposes hereof, shares of Common Stock acquired by a Purchaser after the Closing Date in the open market and Shares of Common Stock issuable to such Purchaser pursuant to delivered Elections to Convert, as defined in the Certificate of Designation, and delivered Elections to Purchase under the Warrants, shall be deemed to be held long by such Purchaser. The aggregate number of shares of Common Stock that may be sold by Purchasers in all outstanding such Short Sales may not exceed in the aggregate the lesser of (i) such number of shares of Common Stock having a value equal to 50% of the liquidation value of the outstanding Shares, or (ii) such number of shares of Common Stock having a value of $2,000,000, provided however that such number of shares of Common Stock may have a value of at least $500,000. For purposes of this Section 3.10, the value of a share of Common Stock shall be based on the then Conversion Price of the Shares unless there are no Shares outstanding in which event the value of a share of Common Stock shall be based on the then Exercise Price of the Warrants.

         3.11 9% Cumulative Convertible Exchangeable Preferred Stock. So long as any of the Shares are outstanding, without the prior written consent of the holders of at least a majority of the Shares outstanding, which consent may be withheld or conditioned in their sole discretion, the Company may not exercise any right that it may have under its Certificate of Designation for its 9% Cumulative Convertible Exchangeable Preferred Stock to exchange the Company's 9% Convertible Subordinated Debentures due 2006 for such 9% Cumulative Convertible Exchangeable Preferred Stock of the Company.

         3.12 Option on Merger. In the event of a merger of the Company in which the

Company is not the surviving corporation, then the Purchasers shall have the option by written notice to the Company within 15 days after notice from the Company of a stockholder meeting called to approve such merger: (i) to either convert its outstanding Shares, if any, into shares of Common Stock at the then Conversion Price therefor (as defined in the Certificate of Designation), or require the surviving corporation to redeem the Shares at 125% of the then liquidation value thereof as provided in Section (F)(1)of the Certificate of Designation, on the completion of such merger, and (ii)to either exercise the outstanding Warrants at the then Exercise Price thereof, or the Warrants will expire at the end of such 15 day period. Failure to exercise the above option with respect to the Shares within such 15 day period shall result in the automatic conversion of the outstanding Shares at the then (as of the day after the last day of such 15 day period) Conversion Price, and the Shares shall thereafter be null and void and of no further force and effect. Except as otherwise provided in this Section 3.12, the terms of the Certificate of Designation or Warrants, as the case may be, shall apply to any such conversion, redemption or exercise.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  4.1. Except as otherwise set forth in the Registration Rights Agreement and except for the payment by the Company of $25,000 at the Closing to Robinson Silverman for reimbursement of their legal fees and expenses in representing the Purchasers in connection with preparation and/or negotiation of the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The amount contemplated by the immediately preceding sentence shall be retained by the Purchasers and wired to Robinson Silverman at the Closing and shall not be delivered to the Company at the Closing. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

                  4.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

                  4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement at or later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day of receipt of delivery if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:           General DataComm Industries, Inc.
                                      Park Road Extension
                                      Middlebury, Connecticut 06762-1299
                                      Facsimile No.: 203-577-6244
                                      Attn:  Chief Financial Officer

         With copies to:              Weisman Celler Spett & Modlin P.C.
                                      445 Park Avenue
                                      New York, NY 10022
                                      Facsimile No.: (212) 371-5407
                                      Attn: Howard S. Modlin, Esq.

         If to a Purchaser:           To the address set forth under such
                                      Purchaser's    name   on   the
                                      signature pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  4.7 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  4.8 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                  4.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit any Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

                  4.10 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  4.11 Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  4.12 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion or exercise of the Shares and the Warrants, as the case may be.

                  4.13 Execution in Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  4.14 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                  4.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the parties will be entitled to specific performance of the obligations of each other under the Transaction Documents. Each of the Company and the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. In the event that the Registration Statement, as defined in the Registration Rights Agreement, is not declared effective by the Commission within 180 days following the Closing Date, and the Company has not been notified in writing by the Commission that such failure to declare the Registration Statement effective is due to comments specifically addressing violations of the Federal securities laws by any Purchaser or selling stockholder included in such Registration Statement (including the identity thereof but not of the structure of this transaction generally), or in the event the Company's Common Stock is delisted from trading on the NYSE and is not listed or traded on any other exchange or market (including a market made by one or more brokers), then so long as such failure continues the Purchasers shall have the right to rescind this Agreement and the transactions hereunder ab initio by written notice under Section 4.3, and on the fifth Business Day thereafter, at a Closing held at Robinson Silverman, the Company shall pay to Purchasers $5,000,000 and the Purchasers shall deliver to the Company the (i) Shares, (ii) any shares of Common Stock issued on conversion thereof and dividends thereon and (iii) the Warrants and any shares of Common Stock issued upon the exercise of the Warrants, and the Registration Rights Agreement and other Transaction Documents shall be null and void and shall be automatically terminated and the Company shall withdraw such Registration Statement. If the Purchasers have disposed of any Shares or shares of Common Stock received on conversion or payment of dividends on the Shares or exercise of the Warrants, then the $5,000,000 repayment shall be adjusted pro rata for any such disposition based on a $25.00 purchase price per Share of Preferred Stock.

                    If the Company fails to deliver to the Purchaser such certificate or certificates for shares of Common Stock pursuant to Section D(4)(a) of the Certificate of Designation, by the fifth Trading Day after the date of the conversion of the Shares as provided in the Certificate of Designation, and if after such fifth Trading Day the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of shares of Common Stock which the Purchaser was entitled to receive upon such conversion (a "Buy-In"), then the Company shall, within seven (7) days after notice (which notice shall be no later than ten (10) days from such Buy-In) from Purchaser (A) pay in cash to the Purchaser the amount by which (x) the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Purchaser was entitled to receive from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Purchaser to be exercised prior to delivery of the shares of Common Stock issuable upon such conversion, either return the Shares for which such conversion was not honored or deliver to such Purchaser the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations under such Section D(4). For example, if the Purchaser purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Shares with respect to which the market price of the shares of Common Stock on the date of conversion totaled $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Purchaser $1,000. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In and all documentation evidencing such Buy-In transaction. Nothing herein shall limit a Purchaser's right to pursue any other remedies available to it hereunder at law (provided the Purchaser did not exercise his above Buy-In remedy for such transaction) or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to thereafter timely deliver certificates representing shares of Common Stock upon conversion of the Shares as required pursuant to the terms hereof.

                  4.16 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                  4.17 Force Majeure. Neither party shall be liable for any failure to perform or delay in performance of its obligations hereunder (other than payment) caused by fire, storm, flood, earthquake, explosion, major accident, acts of a public enemy, war, rebellion, insurrection, riot, civil commotion, strikes or other labor disputes, sabotage, epidemic, quarantine restrictions, transportation embargoes and other acts of God.

                   In the event of such a delay, time periods shall be appropriately adjusted.

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                             SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                           GENERAL DATACOMM INDUSTRIES, INC.


                                               By: /S/ WILLIAM G. HENRY
                                               Name:  William G. Henry
                                               Title: Vice President, Finance




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                                    STRONG RIVER INVESTMENTS, INC.

                                    By: KENNETH L. HENDERSON
                                       Name:  Kenneth L. Henderson
                                       Title: Attorney-in-Fact


                                    Purchase Price for Preferred Stock
                                    to be acquired at Closing:   $2,500,000


                                    Number of shares of Preferred Stock to be acquired at Closing: 100,000

                                    Warrant Shares to be acquired
                                    at Closing: 100,000

                                    Address for Notice:

                                    Strong River Investments, Inc.
                                    c/o Gonzalez-Ruiz & Aleman (BVI) Limited
                                    Wickhams Cay I, Vanterpool Plaza
                                    P.O. Box 873
                                    Road Town, Tortolla, BVI
                                    Facsimile No.: (212) 541-4630

                                    With copies to:

                                    Robinson Silverman Pearce Aronsohn &
                                     Berman LLP
                                    1290 Avenue of the Americas
                                    New York, NY  10104
                                    Facsimile No.:  (212) 541-4630
                                    Attn:   Kenneth L. Henderson, Esq. and
                                            Eric L. Cohen. Esq.

                                    BAY HARBOR INVESTMENTS, INC.

                                    By: KENNETH L. HENDERSON
                                       Name:  Kenneth L. Henderson
                                       Title: Attorney-in-Fact


                                    Purchase Price for Preferred Stock
                                    to be acquired at Closing:   $2,500,000


                                    Number of shares of Preferred Stock to be acquired at Closing: 100,000

                                    Warrant Shares to be acquired
                                    at Closing: 100,000

                                    Address for Notice:



                                    With copies to:

                                    Robinson Silverman Pearce Aronsohn &
                                     Berman LLP
                                    1290 Avenue of the Americas
                                    New York, NY  10104
                                    Facsimile No.:  (212) 541-4630
                                    Attn:   Kenneth L. Henderson, Esq. and
                                            Eric L. Cohen. Esq.

                                 SCHEDULE 2.1(h)

                                      NONE